SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Most Home Corp.
(Name of Registrant as Specified In Its Charter as Amended)

Most Home Corp.
(Name of Person(s) Filing Proxy Statement)

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Most Home Corp.
Suite 100 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634 www.mosthome.com

March 22, 2004

Dear Stockholder:

You are cordially invited to the 2004 Annual Meeting of Stockholders of Most Home Corp., to be held on April 26, 2004, at 10:00 a.m. (local time) at Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada.

At the meeting, you will be asked to elect five directors to the Board of Directors of the Company, and ratify the appointment of KPMG LLP as independent auditors for the fiscal year ending July 31, 2004.

We will also be asking you to approve amendments to the Company's 2000 Incentive Stock Option Plan to increase the maximum number of shares of common stock authorized for issuance under the plan, and to approve of the Company's 2004 Stock Bonus Plan.

Enclosed is a proxy authorizing the president of the Company to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy.

I would appreciate your immediate attention to the mailing of this proxy.

/s/ Kenneth Galpin
Kenneth Galpin, President

Most Home Corp.
Suite 100 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634

NOTICE OF ANNUAL MEETING
TO BE HELD ON APRIL 26, 2004

To the Shareholders:

Notice is hereby given that an Annual Meeting of the shareholders of Most Home Corp. (the "Company") will be held at Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, on April 26, 2004, at 10:00 a.m. (local time), for the following purpose:

(1)   To elect five directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

(2)   To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending July 31, 2004.

(3)   To consider and vote upon proposed amendment to the Company's 2000 Incentive Stock Option Plan to increase the maximum number of shares of common stock authorized for issuance under the plan by 1,000,000 shares, to 3,500,000 shares.

(4)   To consider and vote upon proposed adoption of the Company's 2004 Bonus Stock Plan.

(5)   To transact such other business as may properly come before the meeting.

The board of directors of Most Home Corp. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may revoke the proxy you have sent in and vote your stock personally.

The Board of Directors has fixed the close of business on March 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of March 8, 2004, there were 19,466,074 shares of the Company's common and preferred stock which are entitled to vote at the meeting.

By Order of the Board of Directors,

/s/ Kenneth Galpin
Kenneth Galpin,
President and Director

March 22, 2003

Most Home Corp.
Suite 100 - 11491 Kingston Street
Maple Ridge, British Columbia, Canada V2X 0Y6
Tel: (604) 460-7634

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held On April 26, 2004

The accompanying proxy is solicited by the Board of Directors of the Company for voting at an annual meeting of shareholders to be held at Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, on April 26, 2004, at 10:00 a.m. (local time) and at any and all adjournments of such meeting (the "Annual Meeting"). If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.

VOTING SECURITIES

Only the holders of record at the close of business on March 8, 2004, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, the Company had 16,594,515 outstanding shares of common stock and 2,871,559 outstanding shares of Series A Preferred stock. Other than the common stock and Series A Preferred stock, the Company had no other class of equity securities outstanding. Each share of the common stock and Series A Preferred stock is entitled to one vote and votes may be cast either in person or by proxy. There was no other class of voting securities outstanding at that date.

VOTING PROCEDURES

The affirmative vote of a majority of the shares of the Company's common and preferred stock, present at the meeting in person or by proxy, if a quorum exists, is required to elect the directors and to approve the other proposals to come before the meeting. A quorum consists of stockholders representing, either in person or by proxy, one-third of the number of outstanding common and preferred stock entitled to vote at the Annual Meeting. Cumulative voting is not allowed in the election of directors.

Shares of the Company's common and preferred stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

This Proxy Statement and the accompanying proxy are being sent on or about March 26, 2004, to stockholders entitled to vote at the Annual Meeting of Stockholders.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below. Directors will be elected by a plurality of the votes cast. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable for election as a director prior to the meeting, proxies will be voted for another nominee to be designated by the Board of Directors. Certain information concerning the past and present principal occupations of the Company's nominees follows:

Name	Age	Present position with the Company
Kenneth Galpin	45	CEO, President and a Director
David Woodcock (1)	71	Director and Chairman of the Board
Ken Landis (1)	46	Director
Glenn Davies	49	Vice President of Marketing and a Director
Joy Tan	49	Vice President of Technology and a Director

(1) Member of Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE.

Kenneth Galpin has been the Company's President and a director since September 2000, and is the sole director, president and CEO of Most Referred Real Estate Agents Inc. Prior to his association with the Company Mr. Galpin was president of Beacom Online Systems Inc. from February 1998 to present.

David Woodcock has been a director and chairman of the board of Most Home Corp. since December 2000. Since 1990 Mr. Woodcock has been the Managing Director of Harrell, Woodcock and Linkletter, an international consulting firm that assists corporations in the development and implementation of marketing plans.

Ken Landis has been a director of Most Home Corp. since December 2000. For the past five years Mr. Landis has been the owner of Landmark Truss and Lumber Inc.

Glenn Davies has been a director of Most Home Corp. since December 2000 and an officer of Most Referred Real Estate Agents Inc. since February 2001. For the past five years Mr. Davies has been the owner of Glenn Thomas Digital Consultants Ltd.

Joy Tan has been a director and officer of Most Home Corp. since March 2002 and an officer of Most Referred Real Estate Agents Inc. since January 2002. For the past five years Mr. Tan has been the owner of IT Systems Ltd.

Certain information concerning the past and present principal occupations of the Company's officers who are not nominees follows:

Scott Munro has been the Company's Treasurer and Principal Financial Officer since April 28, 2000, and is an officer of Most Referred Real Estate Agents Inc. since September 2000. Prior to joining Most Home Corp., Mr. Munro was controller for Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. Mr. Munro was general manager of EnviroCoatings Inc. from January of 1998 to January of 1999, where he developed a business and marketing plan.

George Shahnazarian has been the Company's Secretary since September 2000. Prior to his association with the Company, Mr. Shahnazarian was CFO and part owner of M.G.A. Connectors in Maple Ridge, B.C. from 1985 to present.

Board Meetings And Committees

The Board of Directors held six meetings during the Company's fiscal year ended July 31, 2003. All directors attended 75% or more of the Board meetings, either in person or by telephone conference. Other actions by the Board during the year were conducted by resolutions adopted by unanimous written consent. The Board meets on an as needed basis.

The Board of Directors currently has an Audit Committee. The Audit Committee currently consists of David Woodcock, Chairman, Ken Landis and George Shahnazarian. During the fiscal year ended July 31, 2003, the Audit Committee held one meeting. The Audit Committee has not adopted a charter. The functions of the Audit Committee includes nominating the independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; providing input, feedback and direction regarding the finances of the Company. The Audit Committee collaborates at the end of each quarter to review, discuss and approve each 10-QSB and the annual 10-KSB. The Audit Committee also communicates regularly with the independent auditors as needed.

Audit Committee Report

Our Committee has reviewed and discussed with management of the Company and KPMG LLP ("KPMG"), the independent auditors of the Company, the audited financial statements of the Company as of July 31, 2003 (the "Audited Financial Statements"). In addition, we have discussed with KPMG the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

The Committee also has received and reviewed the written disclosures and the letters from KPMG required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and KPMG such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and a review of the reports of KPMG with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003.

Audit Committee David Woodcock Ken Landis George Shahnazarian

Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

The following table sets forth certain information as of March 8, 2004 concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Most Home Corp., Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada V2X 0Y6.
Name and Address	Shares Owned (1)	Percentage
Kenneth Galpin	5,395,950 (2)	26.8%
Scott Munro	146,046	0.9%

Name and Address	Shares Owned (1)	Percentage
George Shahnazarian	5,942,615 (2)	29.3%
Ken Landis	6,695,950 (2)(3)	32.6%
Glenn Davies	300,000	1.8%
Joy Tan	300,000	1.8%
David Woodcock Jacksonville, FL	300,000	1.8%
612559 B.C. Ltd.	4,700,950 (2)	24.1%
KJS Ventures Ltd. Abbotsford, B.C., Canada	1,125,000 (4)	6.6%
Khachik Toomian Sherman Oaks, CA	4,110,167	24.8%
William G. Spears New York, NY	4,875,000 (5)	27.3%
The Canadian Depository for Securities Limited Toronto, ON, Canada	2,036,103	12.3%
All officers and directors as group (7 persons)	9,678,661	42.0%

Footnote (1)   Includes shares issuable to the following persons upon the exercise of options or warrants or upon the exchange of the Company's Series A Preferred stock:
Name	Shares Issuable Upon Exercise of Options or Warrants	Exercise Price	Expiration Date of Option or Warrant	Shares Issuable Upon Exchange of Series A Preferred Stock
Kenneth Galpin	300,000 375,000	$0.20 $0.30	08/01/06 11/05/06	--
George Shahnazarian	300,000 375,000 150,000	$0.20 $0.30 $0.25	08/01/06 11/05/06 05/29/04	-- -- --
Scott Munro	50,000 90,000	$0.25 $0.30	08/01/03 11/05/06	-- --
Joy Tan	300,000	$0.20	08/01/06	--
Glenn Davies	300,000	$0.20	08/01/06	--
Ken Landis	300,000 375,000	$0.20 $0.30	08/01/06 11/05/06	--

Name	Shares Issuable Upon Exercise of Options or Warrants	Exercise Price	Expiration Date of Option or Warrant	Shares Issuable Upon Exchange of Series A Preferred Stock
David Woodcock	300,000	$0.20	08/01/06	--
612559 B.C. Ltd.	--			2,871,559
KJS Ventures Ltd.	375,000	$0.25	07/12/04	--
William G. Spears	375,000 910,000	$0.40 $0.15	03/20/05 08/28/05	-- --

Footnote (2)   Pursuant to an option agreement signed in July 2002, 612559 B.C. Ltd. acquired the voting rights to 2,871,559 Series A preferred shares and 417,118 common shares from Mr. and Mrs. Coughlin, and an option to acquire the said shares at a price that ranges from $0.30 to $1.00 per share. The option agreement will expire on April 30, 2004.

The share ownership in the table for 612559 B.C. Ltd.

-  includes 1,412,273 common shares owned directly; and

-  includes 2,871,559 Series A preferred shares and 417,118 common shares that may be acquired by 612559 upon exercise of the option granted by William and Carole Coughlin; and

-  assumes the 2,871,559 Series A preferred shares of Most Home Corp. and Most Home's subsidiary which may be acquired from William and Carole Coughlin are exchanged for 2,871,559 shares of Most Home's common stock.

The shareholders of 612559 B.C. Ltd. are as follows:
Name	% Ownership
Kenneth Galpin	20.1% *
George Shahnazarian	2.0%
George Shahnazarian	20.1% *
Glenn Davis	20.1% *
David Woodcock	3.35% *
Joy Tan	3.35% *
KJS Ventures Ltd.	25.0%
Non-affiliates of Most Home	6.0%
----------- 100% ======

* Share ownership is through MarketU Communications, Ltd.

The number of shares owned and the percentage ownership of Ken Galpin, George Shahnazarian and Ken Landis includes shares owned, or which may be acquired, by 612559 B.C. Ltd.

William Coughlin is the husband of Carole Coughlin.

Footnote (3)   Includes 750,000 shares and 375,000 share purchase warrants registered in the name of KJS Ventures Ltd., 75,000 shares registered in the name of Landmark Truss and Lumber Inc., and 50,000 shares registered in the name of Mid-Valley Truss, Inc. Mr. Landis controls KJS Ventures Ltd., Landmark Truss and Lumber Inc. and Mid-Valley Truss, Inc. and is therefore considered to be the beneficial owner of the shares.

Footnote (4)   KJS Ventures Ltd. is controlled by Ken Landis, a director of the Company.

Footnote (5)   Includes 375,000 shares and 187,500 share purchase warrants registered in the name of William G. Spears Profit Sharing Plan. Management of the Company understands that Mr. Spears controls the William G. Spears Profit Sharing Plan and is therefore considered to be the beneficial owner of the shares.

Management has prepared a schedule, annexed hereto as Appendix A, to provide a simple understanding of share ownership, which is being attached as a schedule to this Proxy Statement. The schedule does not replace the information set forth above under heading "Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management", and management further advises that the schedule is only additional information for investors. We make no representation that the schedule meets the legal requirements of Schedule 14A, Proxy Statement pursuant to section 14(a) of the Securities Exchange Act of 1934, nor is the schedule to replace the information under heading "Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management".

Information Regarding Executive Compensation

Cash Compensation

The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ending July 31, 2001, July 31, 2002 and July 31, 2003.

Name and Principal Position ------------------ Kenneth Galpin, Chief Executive Officer since September 21, 2000	Fiscal Year ------ 2003 2002 2001	Salary (1) ------ $70,000 $70,000 $48,000	Bonus (2) ----- $0 $0 $0	Other Annual Compen- sation (3) ------ $0 $0 $0	Re- stricted Stock Awards (4) ------- 0 0 $0	Options Granted (5) ------- 300,000 0 100,000

(1) The dollar value of base salary (cash and non-cash) received.

(2) The dollar value of bonus (cash and non-cash) received.

(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.

(4) During the years ending July 31, 2003, July 31, 2002 and July 31, 2001, the value of the shares of the Company's common stock issued as compensation for services.

(5) The shares of common stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

The following shows the amounts which the Company expects to pay its officers during the year ending July 31, 2004 and the time which the Company's executive officers plan to devote to the Company's business. The Company does not have employment agreements with any of its officers.
Name	Proposed Compensation	Time to be Devoted To Company's Business
Kenneth Galpin Glenn Davies Joy Tan Scott Munro George Shahnazarian	$7,000 per month $7,000 per month $7,000 per month $3,500 per month $2,700 per month	100% 100% 100% 100% 25%

Compensation Pursuant to Stock Options

Options Granted During Fiscal Year Ending July 31, 2003

The following tables set forth information concerning the options granted, during the twelve months ended July 31, 2003, to the Company's officers and directors, and the value of all unexercised options (regardless of when granted) held by these persons as of July 31, 2003.

Name	Date of Grant	Options Granted (#) (1)	% of Total Options Granted to Employees Officers & Directors	Exercise Price Per Share	Expiration Date
Ken Galpin	07/25/03	300,000	14.3%	$0.20	08/01/06
Glenn Davies	07/25/03	300,000	14.3%	$0.20	08/01/06
Joy Tan	07/25/03	300,000	14.3%	$0.20	08/01/06
Ken Landis	07/25/03	300,000	14.3%	$0.20	08/01/06
David Woodcock	07/25/03	300,000	14.3%	$0.20	08/01/06
George Shahnazarian	07/25/03	300,000	14.3%	$0.20	08/01/06
Scott Munro	07/25/03	50,000	2.4%	$0.25	08/01/06

(1) No options are in-the-money and deemed value is Nil.

Option Exercises and Option Values

The following table provides information on option exercises during the 12-months ended July 31, 2003, by the Company's officers and directors, and the value of such officers and directors' unexercised options at July 31, 2003.

Shares Acquired Name on Exercise	(1)	Number of Securities Underlying Unexercised Options at July 31, 2003 Value Realized (2)	Exercisable/ Unexercisable (3)	Value of Unexercised In-the-Money Options at July 31, 2003 Exercisable/ Unexercisable (4)
Scott Munro Kenneth Galpin Glenn Davies Joy Tan George Shahnazarian David Woodcock Ken Landis Bradford Long (5)	-- -- -- -- -- -- -- --	-- -- -- -- -- -- -- --	100,000/-- 300,000/-- 300,000/-- 300,000/-- 450,000/-- 300,000/-- 300,000/-- 500,000/--	--/-- --/-- --/-- --/-- --/-- --/-- --/-- --/--

(1) The number of shares received upon exercise of any options.

(2) With respect to options exercised the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of July 31, 2003, separated between those options that were exercisable and those options that were not exercisable.

(4) The exercise price of all options shown in the table was greater than the market price of the Company's common stock on July 31, 2003.

(5) Bradford Long ceased to be an officer of the Company in November 2003. Subsequent to July 31, 2003, Mr. Long exercised his options and acquired 500,000 shares from the Company.

Option Plans

Summary. The following sets forth certain information as of March 8, 2004 concerning the stock options and stock bonuses granted by the Company pursuant to the Plans, and options granted outside of the Plans. Each option represents the right to purchase one share of the Company's common stock.

Type of Option	Total Shares Reserved Under Plans	Shares Reserved for Outstanding Options	Options Previously exercised	Shares Issued As Stock Bonus	Remaining Options/ Shares Under Plans
Incentive Stock Option Plan	2,500,000	1,500,000	500,000	N/A	500,000
Non-Qualified Stock Option Plan	3,500,000	1,863,000	60,000	N/A	1,577,000
Stock Bonus Plan	500,000	N/A	N/A	498,056	1,944

Summary of Options and Warrants Outstanding

The following tables lists all options and warrants granted by the Company as of March 8, 2004, including those that were not granted pursuant to the Company's Incentive or Non-Qualified Stock Option Plans.

Name	Shares Issuable Upon Exercise of Options or Warrants	Option Exercise Price	Expiration Date of Option
Directors and officers as a group	3,590,000	$0.20 to $0.30	05/29/04 to 11/05/06
Company employees, former employees and consultants	1,223,000	$0.15 to $0.324	08/28/05 to 01/28/07
Other warrant holders	1,321,750	$0.15 to $0.40	12/22/02 to 08/28/05
	--------------- 6,134,750 =========

2000 Bonus Stock Plan

On September 25, 2003, the Company discovered that on January 24, 2003, the Company inadvertently issued a number of common shares which exceeded the 500,000 authorized share limit issuable under the Company's registered Form S-8 Stock Bonus Plan by approximately 73,000 shares. The 73,000 shares were issued to settle an existing accounts payable balance owing to certain contractors. We believe the issuance of the 73,000 common shares is a violation of the Securities Act because they were not properly issued pursuant to a stock plan under a registration statement and the shares were issued without a restrictive legend. For accounting purposes, the accounts payable balance is not considered to be settled until the 73,000 stock bonus plan shares are authorized to be issued under the stock bonus plan. We notified two bonus share recipients of 75,000 shares (the "Bonus Shares Recipients") that the resale of their securities will be a violation of the Securities Act of 1933, and that the Company and/or the Bonus Shares Recipients may be subject to potential liabilities under the Exchange Act and the regulations thereunder. The two Bonus Shares Recipients returned their share certificates representing 75,000 bonus stock to the Company, which were subsequently cancelled on November 21, 2003. It has been agreed to by the Company to re-issue the 75,000 common shares upon shareholder approval of a new Stock Bonus Plan. The Company has implemented additional internal procedures to ensure that this type of error will not occur in the future.

Long Term Incentive Plans - Awards in Last Fiscal Year

None.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

Standard Arrangements. The Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments. Directors received 300,000 options each for service to the Company over the three-year period up to July 31, 2003.

Other Arrangements. Except as disclosed elsewhere in this report, no other director of the Company received any form of compensation from the Company during the year ended July 31, 2003. The same level of compensation is projected for fiscal 2004.

Transactions With Related Parties

On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. (collectively doing business as Most Referred™) in exchange for (i) 4,500,000 shares of the Company's Series A Preferred stock and (ii) 4,500,000 preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Most Referred™.

The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock, at the holder's option. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

During the year ended July 31, 2002, 1,628,441 of the Series A preferred shares were converted into the Company's common stock, leaving 2,871,559 Series A preferred shares outstanding.

The following table shows the shares of the Company's common stock which Mr. Coughlin and Ms. Coughlin are entitled to receive upon conversion of the balance of the Series A preferred shares.

	Series A Preferred Shares	Preferred Shares of Subsidiary	Shares of Company's Common Stock Issuable Upon Exchange
William Coughlin	1,464,183	1,464,183	1,464,183
Carole Coughlin	1,407,376	1,407,376	1,407,376
	2,871,559	2,871,559	2,871,559

Pursuant to an option agreement signed in July 2002, 612559 B.C. Ltd. acquired the voting rights to 2,871,559 Series A preferred shares and 628,441 common shares from Mr. and Mrs. Coughlin, and an option to acquire the said shares at a price that ranges from $0.30 to $1.00 per share. The option agreement will expire on April 30, 2004. As of March 1, 2004, $102,935 has been paid towards the exercise of the option.

Kenneth Galpin, George Shahnazarian and Ken Landis are directors and officers of 612559 B.C. Ltd. Mr. Galpin and Mr. Landis are also directors of Most Home and Mr. Galpin and Mr. Shahnazarian are officers of Most Home. Mr. Toomian, a shareholder beneficially owning more than 20% of the Company's outstanding stock, is a business associate of Mr. Shahnazarian. Mr. Toomian, together with Mr. Shahnazarian and Mr. Galpin, on behalf of 612559 have an understanding (but not a written agreement) that they will vote, at shareholders meetings, for the same directors of Most Home and any matters proposed at the shareholders meetings, to accomplish the same business ends.

Loans

In October 2000, the Company loaned $81,633 to 612559 B.C. Ltd., a private company controlled by Kenneth Galpin, George Shahnazarian and Ken Landis as part of a subscription to purchase 544,218 common shares in the Company. 612559 B.C. Ltd. delivered a promissory note to the Company in exchange. The promissory note accrues interest at the rate of 7.5% per annum, is payable on demand and is not secured.  As at March 8, 2004, the loan balance under the promissory note is $56,518.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended July 31, 2003, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, except as follows:

612559 B.C. Ltd., Glenn Davies, Kenneth Galpin, Joy Tan and David Woodcock were each late in filing two reports concerning 21 transactions and George Shahnazarian was late in filing reports concerning 32 transactions. Kenneth Landis was late in filing two reports concerning 25 transactions. We do not know whether reports have been filed by any other beneficial owners as required by Section 16(a) of the Exchange Act during the fiscal year ended July 31, 2003.

PROPOSAL NO. 2
INDEPENDENT PUBLIC ACCOUNTANTS

Ratification Of Appointment Of Independent Auditors

The Board of Directors of the Company has appointed KPMG LLP as independent auditors of the Company for the year ending July 31, 2004. KPMG LLP has served as the Company's independent auditors since October 19, 2000. Although stockholder ratification of the selection of KPMG LLP is not required, the Board considers it desirable for stockholders to pass upon the selection of auditors, and recommends that stockholders vote for ratification of such appointment.

The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent chartered accountants and clients.

It is expected that one or more representatives of KPMG LLP will be present at the meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders.

Principal Accounting Firm Fees

The fees billed to the Company for the fiscal years ending July 31, 2002 and July 31, 2003 by KPMG LLP and its affiliates were as follows.

Year ending July 31	2002	2003
Audit Fees	$ 28,800	$24,400
Audit Related Fees	$ 5,100	$ 3,600
Tax Fees	$ --	$ 9,600

The Board of Directors is of the opinion that audit and other fees charged by its auditor KPMG LLP during fiscal 2003 is consistent with KPMG LLP being independent from Most Home Corp.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2004.

PROPOSAL NO. 3
INCREASE OF THE SHARES RESERVED UNDER THE
2000 INCENTIVE STOCK OPTION PLAN

Overview

At the Annual Meeting, the Company's stockholders are being asked to approve an amendment of the Company's 2000 Incentive Stock Option Plan (the "ISO Plan") to increase the maximum number of shares of Common Stock authorized under the ISO Plan by 1,000,000 shares.

The ISO Plan was initially approved and adopted by the Board of Directors in May 2000. The ISO Plan initially authorized the issuance of up to 500,000 common shares of the Company. The ISO Plan was amended and restated in January 2002 whereby the total number of shares reserved under the ISO Plan was increased to 2,500,000 common shares. The January 2002 amendment to the ISO Plan was approved by the Board of Directors in January 2002 and stockholders in March 2002. Under the amendment to the ISO Plan proposed at the Annual Meeting, the total number of shares reserved under the ISO Plan is increased to a total of 3,500,000 common shares.

As of March 8, 2004, 2,000,000 options have been granted and were outstanding, and 500,000 shares remained available for future grant. As of March 8, 2004, there are 5 directors, 5 executive officers and approximately 35 employees who are eligible to receive awards under the ISO Plan.

If shareholders do not approve of the proposed amendments, the ISO Plan will remain in place in its current form without the proposed amendments. The Board of Directors has approved the amended and restated ISO Plan by unanimous vote of the directors. Increasing the shares available for grant under the ISO Plan is considered necessary and in the best interests of the Company and the stockholders because significant additional option grants will be necessary in order to retain and provide incentives to its current employees, and align their interests with the interests of the stockholders, as well as to attract new employees, while conserving the Company's cash resources.

A copy of the ISO Plan, as amended and restated, for which shareholder approval is being sought may be obtained upon written, is annexed hereto as Appendix B. The following description of the ISO Plan is qualified in its entirety by reference to the complete text set forth in Appendix B.

Grants Under ISO Plan

The following table sets forth information with respect to the stock options that have been granted under the ISO Plan as of March 8, 2004 to the Named Executive Officer, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers as a group. Because grants under the ISO Plan are discretionary, these figures may not be indicative of future awards.

Grants Under ISO Plan As Of March 8, 2004

Name Of Individual Or Identity Of Group And Position	Number Of Options Granted (#)	Grant Price ($/Sh.)
Kenneth Galpin, CEO and President	300,000	$0.20 (1)
All current executive officers as a group	1,250,000	$0.20 (1)
All current directors who are not executive officers as a group	-	$0.20 (1)
All other employees and consultants as a group	250,000	$0.25 (1)

(1) Represents weighted average per share grant price.

Summary Of Provisions Of The ISO Plan

General. The purposes of the ISO Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value.

Administration. The ISO Plan will be administered by the Board or by a committee of two or more directors appointed by the Board of Directors (the "Committee"). If a Committee should be appointed, the Committee shall report all action taken by it to the Board of Directors. The Committee has the authority to interpret the provisions of the ISO Plan and supervise the administration of the ISO Plan.

Plan Benefits. Because benefits under the ISO Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the ISO Plan is approved by the shareholders.

Eligibility. Options may be granted only to employees of the Company or its subsidiaries, including officers who are employees and employees who are directors of the Company, and only in connection with such person's employment. The Committee, in its discretion, will select the individuals to whom options will be granted, the time or times at which such options are granted, and the number of shares subject to each grant.

Shares Subject to the ISO Plan. The total number of shares of Company common stock which may be issued and delivered under the ISO Plan are (a) 500,000 - the number of shares that remained available for future options under the ISO Plan as of March 8, 2004, (b) plus any shares represented by options granted under the ISO Plan which are forfeited, expired, cancelled without delivery of shares, or otherwise result in the return of shares to the Company, (c) plus 1,000,000 - the additional shares being added to the ISO Plan by the amendment to the ISO Plan proposed at the Annual Meeting. In addition, when any option granted under the ISO Plan expires or for any reason shares underlying an option are not delivered in full, the undelivered shares will become available for future options under the ISO Plan.

Terms and Conditions of Options. Each option is to be evidenced by an option agreement between the Company and the individual optionee and is subject to the following additional terms and conditions:

Limitations. In order to qualify for incentive stock option treatment under the Internal Revenue Code, the following requirements must be complied with:

1.   Options granted pursuant to the ISO Plan must be exercised no later than:

(a)  The expiration of thirty (30) days after the date on which an optionee's employment by the Company is terminated.

(b)  The expiration of one year after the date on which an optionee's employment by the Company is terminated, if such termination is due to the employee's disability or death.

2.   In the event of an optionee's death while in the employ of the Company, his legatees or distributees may exercise (prior to the option's expiration) the option as to any of the shares not previously exercised.

3.   The total fair market value of the shares of common stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

4.   Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of the Company may not be exercisable after five years from the date of grant.

5.   The purchase price per share of common stock purchasable under an option is determined by the Committee but cannot be less than the fair market value of the common stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning the Company's stock which represents more than 10% of the total combined voting power of all classes of stock).

Exercise Price. The Committee will determine the exercise price for the shares of common stock underlying each option at the time the option is granted, provided that the exercise price for shares under an option shall not be less than 100% of the fair market value of the Company's common stock at the time of the granting of the option provided, however, if the optionee, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the option shall not be less than 110% of the fair market value of the stock at the time of the granting of the option.

Vesting of Option; Exercise of Option. The Committee will determine when options become exercisable. In the discretion of the Committee, any option granted pursuant to the ISO Plan may include instalment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Committee may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any options granted pursuant to the ISO Plan will be forfeited if the "vesting" schedule established by the Committee at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled.

Form of Consideration. The means of payment, if any, for shares issued upon exercise of an option will be specified in each option agreement. In the discretion of the Committee payment for the shares underlying options may be paid through the delivery of shares of the Company's common stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of common stock may also be permitted at the discretion of the Committee.

Term of Option. The term of an option may be no more than ten years from the date of grant, provided, however, if the optionee, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the maximum period for exercising an option shall be five years from the date upon which the option is granted. No option may be exercised after the expiration of its term.

Death or Disability. If an optionee's employment or consulting relationship terminates as a result of his or her death, then all options he or she could have exercised at the date of death may be exercised within the 3 month period following the optionee's death by his or her estate or by the person who acquires the exercise right by bequest or inheritance.

Nontransferability of Options. Unless otherwise determined by the Committee, options granted under the ISO Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

Other Provisions. An option agreement may contain other terms, provisions, and conditions not inconsistent with the ISO Plan, as may be determined by the Committee.

Stock Options. Stock options may be granted alone, in addition to, or in tandem with other options under the ISO Plan and the Company's other Option Plans.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets. In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification, or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the ISO Plan, the number and class of shares of stock subject to any option outstanding under the ISO Plan, and the exercise price for shares subject to any such outstanding option.

In the event of a liquidation or dissolution, any unexercised options will terminate. In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution, or adjustment of each outstanding option.

Amendment and Termination of the ISO Plan. The Board may amend, alter, suspend, or terminate the ISO Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the ISO Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option previously granted under the ISO Plan without the written consent of the optionee. The ISO Plan shall remain in effect until terminated by action of the Board or operation of law.

Federal Income Tax Consequences. The U.S. federal income tax consequences to the Company and its employees of awards under the ISO Plan are complex and subject to change. The following discussion is only a summary of the rules generally applicable to an ISO Plan. Recipients of incentive stock options under the ISO Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the stock within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the disposition.

Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the amendments to the ISO Plan. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF 2004 STOCK BONUS PLAN

Overview

At the Annual Meeting, the Company's stockholders are being asked to approve the Company's 2004 Stock Bonus Plan (the "Stock Bonus Plan").

The Company's 2000 Stock Bonus Plan had reserved a maximum of 500,000 shares to be awarded to the Company's employees, officers, directors and consultants. As of March 8, 2004, 1,944 bonus shares remain issuable.

The Board of Directors has adopted the 2004 Stock Bonus Plan which is designed to replace the 2000 Stock Bonus Plan. The Board of Directors believes that the 2004 Stock Bonus Plan would maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruite, motivate and retain the caliber of employees, officer, directors and consultants essential for achievement of the Company's success.

As of March 8, 2004, there are 5 directors, 5 executive officers and approximately 35 employees who are eligible to receive awards under the Stock Bonus Plan.

A copy of the 2004 Stock Bonus Plan is annexed hereto as Appendix C. The following description of the Stock Bonus Plan is qualified in its entirety by reference to the complete text set forth in Appendix C.

Summary Of Provisions Of The Stock Bonus Plan

General. The purposes of the Stock Bonus Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value.

Administration. The Stock Bonus Plan will be administered by the Board or by a committee of two or more directors appointed by the Board of Directors (the "Committee"). If a Committee should be appointed, the Committee shall report all action taken by it to the Board of Directors. The Committee has the authority to interpret the provisions of the Stock Bonus Plan and supervise the administration of the Stock Bonus Plan.

Plan Benefits. Because benefits under the Stock Bonus Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the Stock Bonus Plan is approved by the shareholders.

Eligibility. Bonus shares may be awarded under the Stock Bonus Plan to employees, directors, officers, consultants and advisors of the Company, its affiliates and subsidiaries, provided, however, that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The Committee, in its discretion, will select the individuals to whom bonus shares will be awarded, the time or times at which such options are granted, and the number of shares subject to each award.

Shares Subject to the Stock Bonus Plan. The total number of shares of Company common stock which may be awarded, issued and delivered under the Stock Bonus Plan are 500,000.

Terms and Conditions of Awards. Each award is to be evidenced by an agreement between the Company and the individual awardee and is subject to the following additional terms and conditions:

Vesting of Option; Exercise of Option. In the discretion of the Committee, any award granted pursuant to the Bonus Stock Plan may include instalment vesting terms such that the bonus shares become fully vested in a series of cumulating portions. The Committee may also accelerate the date upon which any award (or any part of any awards) is first vested. Any shares issued pursuant to the Stock Bonus Plan will be forfeited if the "vesting" schedule established by the Committee at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled.

Nontransferability of Options. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Committee when the shares were issued.

Other Provisions. An agreement may contain other terms, provisions, and conditions not inconsistent with the Stock Bonus Plan, as may be determined by the Committee.

Stock Options. Bonus stock may be awarded alone, in addition to, or in tandem with other awards under the Stock Bonus Plan and options under other Option Plans of the Company .

Adjustments upon Changes in Capitalization, Merger or Sale of Assets. In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification, or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Bonus Plan, the number and class of shares of stock subject to any option outstanding under the Stock Bonus Plan, and the exercise price for shares subject to any such outstanding option.

In the event of a liquidation or dissolution, any unexercised options will terminate. In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution, or adjustment of each outstanding option.

Amendment and Termination of the Stock Bonus Plan. The Committee may amend, alter, suspend, or terminate the Stock Bonus Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Stock Bonus Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Committee or shareholders may alter or impair any option previously granted under the Stock Bonus Plan without the written consent of the awardee. The Stock Bonus Plan shall remain in effect until terminated by action of the Committee or operation of law. Unless earlier terminated by the Committee, the NQ Plan will terminate on April 25, 2014.

Federal Income Tax Consequences

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company's common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the Bonus Stock Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to income and employment taxes.

The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the Bonus Stock Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the adoption of the 2004 Stock Bonus Plan. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL NO. 4.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have presented at the 2005 Annual Meeting of Stockholders, must be received at the office of the Company by November 26, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Proxy Statement, none of the directors or senior officers of the Company, who has held the position at any time since the beginning of the last completed fiscal year of the Company, nor any proposed nominee of the Management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting (other than the election of directors or the appointment of auditors and any interest from the ownership of shares of the Company where the shareholder received no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company).

ANNUAL REPORT ON FORM 10-KSB - INCORPORATION BY REFERENCE

The Company's audited financial statements and management's discussion and analysis for the fiscal year ended July 31, 2003, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003, are hereby incorporated by reference and a copy of the Form 10-KSB is enclosed with this proxy statement.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Appendix A

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT USING A METHOD OF CALCULATION BASED UPON A FULLY DILUTED CAPITAL STOCK AND NOT DEEMING SECURITIES REGISTERED IN THE NAME OF 612559 B.C. LTD. TO BE HELD BY ITS DIRECTORS

The following information reflects the information described under the heading "Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management" of this Proxy Statement, save and except for the following: (A) calculations are based upon a fully diluted capital stock of the Company; and (B) securities registered in the name of 612559 B.C. Ltd. are not deemed to be held by the three directors of this company.

The following table sets forth certain information as of March 8, 2004 concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than five percent of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Most Home Corp., Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada V2X 0Y6.

Name and Address	Shares Owned (1)	Percentage
Kenneth Galpin	695,000	4.0%
Scott Munro	146,046	0.9%
George Shahnazarian	1,241,666	7.1%
Ken Landis	1,995,000 (3)	11.3%
Glenn Davies	300,000	1.8%
Joy Tan	300,000	1.8%
David Woodcock Jacksonville, FL	300,000	1.8%
612559 B.C. Ltd.	4,700,950 (2)	24.1%
KJS Ventures Ltd. Abbotsford, B.C., Canada	1,125,000	6.6%
Khachik Toomian Sherman Oaks, CA	4,110,167 (4)	24.8%
William G. Spears New York, NY	4,875,000 (5)	27.3%
The Canadian Depository for Securities Limited Toronto, ON, Canada	2,036,103	12.3%
All officers and directors as group (7 persons)	9,678,661	42.0%

Footnote (1)   Includes shares issuable to the following Company's officers, directors and those persons owning more than 5% of the Company's common stock, upon the exercise of options or warrants or upon the exchange of Most Home's Series A Preferred stock:
Name	Shares Issuable Upon Exercise of Options or Warrants	Exercise Price	Expiration Date of Option or Warrant	Shares Issuable Upon Exchange of Series A Preferred Stock
Kenneth Galpin	300,000 375,000	$0.20 $0.30	08/01/06 11/05/06	--
George Shahnazarian	300,000 375,000 150,000	$0.20 $0.30 $0.25	08/01/06 11/05/06 05/29/04	-- -- --
Scott Munro	50,000 90,000	$0.25 $0.30	8/01/03 11/05/06	-- --
Joy Tan	300,000	$0.20	08/01/06	--
Glenn Davies	300,000	$0.20	08/01/06	--
Ken Landis	300,000 375,000	$0.20 $0.30	08/01/06 11/05/06	--
David Woodcock	300,000	$0.20	08/01/06	--
612559 B.C. Ltd.	--	--	--	2,871,559
KJS Ventures Ltd.	375,000	$0.25	7/12/04	--
William G. Spears	375,000 910,000	$0.40 $0.15	03/20/05 08/28/05	-- --

Footnote (2)   Pursuant to an option agreement signed in July 2002, 612559 B.C. Ltd. acquired the voting rights to 2,871,559 Series A preferred shares and 417,118 common shares from Mr. and Mrs. Coughlin, and an option to acquire the said shares at a price that ranges from $0.30 to $1.00 per share. The option agreement will expire on April 30, 2004.

Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors, officers and controlling persons of 612559 B.C. Ltd.

     The share ownership in the table for 612559 B.C. Ltd.;

-  includes 1,412,273 common shares owned directly;

-  includes 2,871,559 Series A preferred shares and 417,118 common shares that may be acquired by 612559 upon exercise of the option granted by William and Carole Coughlin; and

-  assumes the 2,871,559 Series A preferred shares of Most Home Corp. and Most Home's subsidiary which may be acquired from William and Carole Coughlin are exchanged for 2,871,559 shares of Most Home's common stock.

     The shareholders of 612559 B.C. Ltd. are as follows:
Name	% Ownership
Kenneth Galpin	20.1% *
George Shahnazarian	2.0%
George Shahnazarian	20.1% *
Glenn Davis	20.1% *
David Woodcock	3.35% *
Joy Tan	3.35% *
KJS Ventures Ltd.	25.0%
Non-affiliates of Most Home	6.0%
--------- 100% =====

* Share ownership is through MarketU Communications, Ltd.

William Coughlin is the husband of Carole Coughlin.

Footnote (3)   Includes 750,000 shares and 375,000 share purchase warrants registered in the name of KJS Ventures Ltd., 75,000 shares registered in the name of Landmark Truss and Lumber Inc., and 50,000 shares registered in the name of Mid-Valley Truss, Inc. Mr. Landis controls KJS Ventures Ltd., Landmark Truss and Lumber Inc. and Mid-Valley Truss, Inc. and is therefore considered to be the beneficial owner of the shares.

Footnote (4)   KJS Ventures Ltd. is controlled by Ken Landis, a director of the Company.

Footnote (5)   Includes 375,000 shares and 187,500 share purchase warrants registered in the name of William G. Spears Profit Sharing Plan. Management of the Company understands that Mr. Spears controls the William G. Spears Profit Sharing Plan and is therefore considered to be the beneficial owner of the shares.

Appendix B

MOST HOME CORP.
2000 INCENTIVE STOCK OPTION PLAN
(as amended and restated effective April 26, 2004)

1.        Purpose.  The purpose of the Incentive Stock Option Plan (the "Plan") is to advance the interests of Most Home Corp. and any subsidiary corporation (hereinafter referred to as the "Company") and all of its shareholders, by strengthening the Company's ability to attract and retain in its employ individuals of training, experience, and ability, and to furnish additional incentive to officers and valued employees upon whose judgment, initiative, and efforts the successful conduct and development of its business largely depends, by encouraging such officers and employees to become owners of capital stock of the Company.

This will be effected through the granting of stock options as herein provided, which options are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code").

2.        Definitions.

(a)      "Board" means the Board of Directors of the Company.

(b)      "Committee" means the directors duly appointed to administer the Plan.

(c)      "Common Stock" means the Company's Common Stock.

(d)      "Date of Grant" means the date on which an Option is granted under the Plan.

(e)      "Option" means an Option granted under the Plan.

(f)      "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

(g)      "Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

3.        Administration of Plan. The Plan shall be administered by the Company's Board of Directors or in the alternative, by a committee of two or more directors appointed by the Board (the "Committee"). If a Committee should be appointed, the Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which Options shall be granted and the number of shares and purchase price of Common Stock covered by each Option; to construe and interpret the Plan; to determine the terms and provisions of the respective Option agreements, which need not be identical, including, but without limitation, terms covering the payment of the Option Price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.        Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 3,500,000. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

The aggregate fair market value (determined as of the time any option is granted) of the stock for which any employee may be granted options which are first exercisable in any single calendar year under this Plan (and any other plan of the Company meeting the requirements for Incentive Stock Option Plans) shall not exceed $100,000.

5.        Participants. Options will be granted only to persons who are employees of the Company or subsidiaries of the Company and only in connection with any such person's employment. The term "employees" shall include officers as well as other employees, and the officers and other employees who are directors of the Company. The Committee will determine the employees to be granted options and the number of shares subject to each option.

6.        Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the recipient and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

(a)      Option Price. The purchase price of each option shall not be less than 100% of the fair market value of the Company's common stock at the time of the granting of the option provided, however, if the optionee, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the option shall not be less than 110% of the fair market value of the stock at the time of the granting of the option.

(b)     Period of Option. The maximum period for exercising an option shall be 10 years from the date upon which the option is granted, provided, however, if the optionee, at the time the option is granted, owns stock possessing more than l0% of the total combined voting power of all classes of stock of the Company, the maximum period for exercising an option shall be five years from the date upon which the option is granted and provided further, however, that these periods may be shortened in accordance with the provisions of Paragraph 7 below.

Subject to the foregoing, the period during which each option may be exercised, and the expiration date of each Option shall be fixed by the Committee.

If an optionee shall cease to be employed by the Company due to disability, as defined in Section 22(e)(3) of the Code, he may, but only within the one year next succeeding such cessation of employment, exercise his option to the extent that he was entitled to exercise it on the date of such cessation. The Plan will not confer upon any optionee any right with respect to continuance of employment by the Company, nor will it interfere in any way with his right, or his employer's right, to terminate his employment at any time.

(c)      Vesting of Shareholder Rights. Neither an Optionee nor his successor shall have any rights as a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

(d)      Exercise of Option. Each Option shall be exercisable from time to time during a period (or periods) determined by the Committee and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, limit the number of shares purchaseable thereunder in any period or periods of time during which the Option is exercisable. An Option shall not be exercisable in whole or in part prior to the date of shareholder approval of the Plan.

Options may be exercised in part from time to time during the option period. The exercise of any option will be contingent upon compliance by the Optionee (or purchaser acting pursuant to Section 6(b)) with the provisions of Section 10 below and upon receipt by the Company of either (i) cash or certified bank check payable to its order in the amount of the purchase price of such shares (ii) shares of Company stock having a fair market value equal to the purchase price of such shares, or (iii) a combination of (i) and (ii). If any law or regulation requires the Company to take any action with respect to the shares to be issued upon exercise of any option, then the date for delivery of such stock shall be extended for the period necessary to take such action.

(e)      Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

(f)      Death of Optionee. In the event of the death of an optionee while in the employ of the Company, the option theretofore granted to him shall be exercisable only within the three months succeeding such death and then only (i) by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution, and (ii) if and to the extent that he was entitled to exercise the option at the date of his death.

7.        Assumed Options. In connection with any transaction to which Section 424(a) of the Code is applicable, options may be granted pursuant hereto in substitution of existing options or existing options may be assumed as prescribed by that Section and any regulations issued thereunder. Notwithstanding anything to the contrary contained in this Plan, options granted pursuant to this Paragraph shall be at prices and shall contain such terms, provisions, and conditions as may be determined by the Committee and shall include such provisions and conditions as may be necessary to meet the requirements of Section 424(a) of the Code.

8.        Certain Dispositions of Shares. Any options granted pursuant to this Plan shall be conditioned such that if, within the earlier of (i) the two-year period beginning on the date of grant of an option or (ii) the one-year period beginning on the date after which any share of stock is transferred to an individual pursuant to his exercise of an option, such an individual makes a disposition of such share of stock by way of sale, exchange, gift, transfer of legal title, or otherwise, such individual shall promptly report such disposition to the Company in writing and shall furnish to the Company such details concerning such disposition as the Company may reasonably request.

9.        Reclassification, Consolidation, or Merger. If and to the extent that the number of issued shares of Common Stock of the Corporation shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to Option and the Option price per share shall be proportionately adjusted by the Committee, whose determination shall be conclusive. If the Corporation is reorganized or consolidated or merged with another corporation, an Optionee granted an Option hereunder shall be entitled to receive Options covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. The new Option or assumption of the old Option shall not give Optionee additional benefits which he did not have under the old Option, or deprive him of benefits which he had under the old Option.

10.        Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares purchased thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of l933, each optionee shall, by accepting an option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent. Such shares may be disposed of by an optionee in the following manner only: (l) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule l44 of the Securities and Exchange Commission. If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of optionees who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods.

11.        Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

12.        Amendment, Suspension, and Termination of Plan. The Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of those holders of the Company's Common Stock voting in person or by proxy at any meeting of the Company's shareholders, make any alteration or amendment thereof which operates to (a) make any material change in the class of eligible employees as defined in Section 5, (b) extend the term of the Plan or the maximum option periods provided in paragraph 6, (c) decrease the minimum option price provided in paragraph 6, except as provided in paragraph 9, or (d) materially increase the benefits accruing to employees participating under this Plan.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the effective date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

13.        Effective Date. The effective date of the Plan is June 27, 2000.

14.        Limitations. Every right of action by any person receiving options pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

15.        Governing Law. The Plan shall be governed by the laws of the State of Nevada.

16.        Expenses of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

Appendix C

Stock Bonus Plan

MOST HOME CORP.
2004 STOCK BONUS PLAN
(effective April 26, 2004)

1.        Purpose. The purpose of this Stock Bonus Plan is to advance the interests of Most Home Corp.(the "Company") and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock, to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth and profits of the Company and thereby induce them to continue to make such contributions in the future.

2.        Definitions.

A.      "Board" shall mean the board of directors of the Company.

B.      "Committee" means the directors duly appointed to administer the Plan.

C.      "Plan" shall mean this Stock Bonus Plan.

D.      "Bonus Share" shall mean the shares of common stock of the Company reserved pursuant to Section 4 hereof and any such shares issued to a Recipient pursuant to this Plan.

E.      "Recipient" shall mean any individual rendering services for the Company to whom shares are granted pursuant to this Plan.

3.        Administration of Plan. The Plan shall be administered by the Company's Board of Directors or in the alternative by a committee of two or more directors appointed by the Board (the "Committee"). The Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which Bonus Shares shall be granted and the number of Bonus Shares; to construe and interpret the Plan; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.        Bonus Share Reserve. There shall be established a Bonus Share Reserve to which shall be credited 500,000 shares of the Company's common stock. In the event that the shares of common stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share Reserve shall be appropriately adjusted to reflect such action. Upon the grant of shares hereunder, this reserve shall be reduced by the number of shares so granted. Distributions of Bonus Shares may, as the Committee shall in its sole discretion determine, be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable and free from preemptive rights.

5.        Eligibility, and Granting and Vesting of Bonus Shares. Bonus Shares may be granted under the Plan to the Company's (or the Company's subsidiaries) employees, directors and officers, and consultants or advisors to the Company (or its subsidiaries), provided however that bona fide services shall be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

The Committee, in its sole discretion, is empowered to grant to an eligible Participant a number of Bonus Shares as it shall determine from time to time. Each grant of these Bonus Shares shall become vested according to a schedule to be established by the Committee directors at the time of the grant. For purposes of this plan, vesting shall mean the period during which the recipient must remain an employee or provide services for the Company. At such time as the employment of the Recipient ceases, any shares not fully vested shall be forfeited by the Recipient and shall be returned to the Bonus Share Reserve. The Committee, in its sole discretion, may also impose restrictions on the future transferability of the bonus shares, which restrictions shall be set forth on the notification to the Recipient of the grant.

The aggregate number of Bonus Shares which may be granted pursuant to this Plan shall not exceed the amount available therefore in the Bonus Share Reserve.

6.        Form of Grants. Each grant shall specify the number of Bonus Shares subject thereto, subject to the provisions of Section 5 hereof.

At the time of making any grant, the Committee shall advise the Recipient by delivery of written notice, in the form of Exhibit A hereto annexed.

7.        Recipients' Representations.

A.      The Committee may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding-up the estate of any Recipient. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel (who shall be satisfactory to the Committee), such transfer shall at such time be in compliance with applicable securities laws.

B.      To effectuate Paragraph A above, the Recipient shall deliver to the Committee, in duplicate, an agreement in writing, signed by the Recipient, in form and substance as set forth in Exhibit B hereto annexed, and the Committee shall forthwith acknowledge its receipt thereof.

8.        Restrictions Upon Issuance.

A.      Bonus Shares shall forthwith after the making of any representations required by Section 6 hereof, or if no representations are required then within thirty (30) days of the date of grant, be duly issued and transferred and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient shall thereupon be a shareholder with respect to all the shares represented by such certificate or certificates, shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 7(B) hereof) paid with respect to such shares. Certificates of stock representing Bonus Shares shall be imprinted with a legend to the effect that the shares represented thereby are subject to the provisions of this Agreement, and to the vesting and transfer limitations established by the Committee, and each transfer agent for the common stock shall be instructed to like effect with respect of such shares.

B.      In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient shall, as owner of the Bonus Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in Section 7(A), and all provisions of the Plan relating to restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed.

C.      The grant of any Bonus Shares shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any Bonus Shares upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of any Bonus Shares, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

D.      Unless the Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Recipient shall, by accepting a Bonus Share, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all Bonus Shares were acquired for investment and not for resale or distribution. The person entitled to receive Bonus Shares shall, upon request of the Committee, furnish evidence satisfactory to the Committee (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Committee may, if it deems appropriate, affix a legend to certificates representing Bonus Shares indicating that such Bonus Shares have not been registered with the Securities and Exchange Commission and may so notify the Company's transfer agent. Such shares may be disposed of by a Recipient in the following manner only: (l) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Recipients who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods.

9.        Limitations. Neither the action of the Company in establishing the Plan, nor any action taken by it nor by the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company.

Every right of action by any person receiving shares of common stock pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

10.        Amendment, Suspension or Termination of the Plan. The Board of Directors may alter, suspend, or discontinue the Plan at any time.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the effective date of the Plan. No Bonus Share may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without a recipient's consent, alter or impair any of the rights or obligations under any Bonus Share theretofore granted to such recipient under the Plan.

11.        Effective Date. The effective date of the Plan shall May 1, 2004.

12.        Governing Law. The Plan shall be governed by the laws of the State of Nevada.

13.        Expenses of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

- EXHIBIT A -

MOST HOME CORP.
2004 STOCK BONUS PLAN

TO:    Recipient _______________________

PLEASE BE ADVISED that Most Home Corp. has on the date hereof granted to the Recipient the number of Bonus Shares as set forth under and pursuant to the 2004 Stock Bonus Plan. Before these shares are to be issued, the Recipient must deliver to the Committee that administers the 2004 Stock Bonus Plan an agreement in duplicate, in the form as Exhibit B hereto. The Bonus Shares are issued subject to the following vesting and transfer limitations.

Number of Bonus Shares Granted:
Vesting:
Date of Vesting:
Transfer Limitations:

Date: , 20____	MOST HOME CORP. By: Signature of Authorized Signatory its: Print Name and Title of Signatory

- EXHIBIT B -

Most Home Corp.
Suite 100, 11491 Kingston Street
Maple Ridge, British Columbia
Canada V2X 0Y6

I represent and agree that said Bonus Shares are being acquired by me for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws, and agree further that said shares are being acquired by me in accordance with and subject to the terms, provisions and conditions of said Plan, to all of which I hereby expressly assent. These agreements shall bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

My address of record is:

and my social security number:

Date: , 20____	Yours very truly, Signature of Recipient Print Name of Recipient

Receipt of the above is hereby acknowledged.
Date: , 20____	MOST HOME CORP. By: Signature of Authorized Signatory its: Print Name and Title of Signatory

MOST HOME CORP.
PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2004

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held on April 26, 2004, at 10:00 a.m. local time, at Suite 100 - 11491 Kingston Street, Maple Ridge, British Columbia, Canada, a Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-KSB for the year ended July 31, 2003, prior to the signing of this Proxy card. The undersigned stockholder hereby appoints KENNETH GALPIN and GLENN DAVIES, and each of them, the true and lawful attorneys and proxies, with full powers of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all the shares of stock of the Company which the undersigned would be entitled to vote if personally present at said Annual Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

	For	Withhold	For All Except

Proposal 1: Election of five directors to serve on the Board of Directors, until the next annual election or until their successors are elected and qualified.

Nominees: Glenn Davies, Kenneth Galpin, Ken Landis, Joy Tan, and David Woodcock

	❒	❒	❒

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "for all except" and write that nominee's name in the space provided below:

__________________________________________________________________________

	For	Against	Abstain
Proposal 2: Ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended July 31, 2004.	❒	❒	❒
Proposal 3: Adoption of the amendments to the 2000 Incentive Stock Option Plan.	❒	❒	❒
Proposal 4: Adoption of the 2004 Bonus Stock Plan.	❒	❒	❒
In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND PROPOSALS 2 TO 4.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Dated this _______ day of _____________________, 2004.

____________________________________________
Signature

____________________________________________
Signature, if held jointly, or office or title held